SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2010

TODAYS ALTERNATIVE ENERGY CORPORATION.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-32044 (Commission File Number)	16-1576984 (I.R.S. Employer Identification Number)

9720 Heatherstone River Court
Townhouse 1
Estero, FL 33928
(Address of principal executive offices) (zip code)

888-880--0994
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 9, 2010, Todays Alternative Energy Corporation (the “Company”) issued a press release stating that, effective December 10, 2010, the Company’s ticker symbol on the Over-the-Counter Bulletin Board would be changed to “TAEC”.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODAYS ALTERNATIVE ENERGY CORPORATION
(Registrant)

Date: December 14, 2010	By:	/s/ Len Amato
Len Amato Chief Executive Officer and Chief Financial Officer